UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2004 (October 7,
2004)

                        GRAHAM PACKAGING HOLDINGS COMPANY
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             (Exact name of registrant as specified in its charter)



   Pennsylvania                   333-53603-03                   23-2553000
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(State or other jurisdiction     (Commission                   (IRS Employer
        of incorporation)         File Number)             Identification No.)


   2401 Pleasant Valley Road, York, Pennsylvania                     17402
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     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (717) 849-8500
                                                    ----------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.01 Completion of Acquisition or Disposition of Assets

     On October 14, 2004, Graham Packaging Holdings Company (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K reporting under Item 2.01 the completion of the acquisition (the "Acquisition") by Graham Packaging Company, L.P. ("Graham") of the blow-molded plastic container business of Owens-Illinois, Inc. on October 7, 2004. This Form 8-K/A amends such Form 8-K to add the financial statements of Owens-Illinois Plastic Container Business and pro forma financial information giving effect to the acquisition and related financing transactions, as described in the Form 8-K filed on October 14, 2004.

Item 9.01 Financial Statements and Exhibits.

     a. Financial statements of business acquired.

     The financial statements of Owens-Illinois Plastic Container Business required to be filed pursuant to Item 9.01(a) of Form 8-K are attached hereto as
Exhibit 99.1.

     b. Pro forma financial information.

     The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2.

     c.  Exhibits.

      Exhibit No.    Description

      23.1           Consent of Ernst & Young LLP

      99.1 Combined Financial Statements for Owens-Illinois Plastic Container Business.

      99.2           Unaudited Pro Forma Financial Information.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            GRAHAM PACKAGING HOLDINGS
                            COMPANY


Date:  December 22, 2004                By: BCP/Graham Holdings L.L.C.,
                                              its General Partner



                                        By: /s/ John E. Hamilton
                                           ------------------------
                                                John E. Hamilton
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

      Exhibit No.     Description

      23.1            Consent of Ernst & Young LLP

      99.1 Combined Financial Statements for Owens-Illinois Plastic Container Business.

      99.2            Unaudited Pro Forma Financial Information.


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